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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  March 2, 1998


                              FIFTH DIMENSION INC.
                              --------------------
               (Exact name of Registrant as Specified in Charter)


      New Jersey                   02532                 21-0717490
    ------------------       ----------------        ----------------
    (State or other          (Commission File        (I.R.S. Employer
     jurisdiction of         Number)                 Identification
     incorporation)                                  Number)




         801 New York Avenue, Trenton, New Jersey          08638-3982
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     (Address of Principal Executive Office)        (Zip Code)


              Registrant's Telephone Number, including Area Code:

                                 (609) 393-8350
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Item 5:  Resignation of Registrant's Vice President and Secretary
         ----------------------------------------------------------

         Registrant has received written notice that its Vice President and Secretary, Michael Faith, is resigning, effective as of February 27, 1998. Mr. Faith's resignation is for personal reasons and not because of any disagreement with the Registrant on any matters relating to the Registrant's operations, policies or practices.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Fifth Dimension Inc.
                              -------------------
                                 (Registrant)


                              -----------------------------------
                              By:  Craig E. Ebner
                              Its: President,
                                   Chief Executive Officer